SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2004

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

000-50780	98-0417192
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Item 12.	Results of Operations and Financial Condition

On June 15, 2004, the Company disseminated the attached press release and first quarter 2004 conference call slides announcing its results of operations for the first quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleglobe International Holdings Ltd

Date: June 17, 2004	By:	/s/ THEODORE M. WEITZ
	Name:	Theodore M. Weitz
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release dated June 15, 2004

Exhibit 99.2	First Quarter 2004 Conference Call Slides